Exhibit 10.25

                                    August 20, 1998

Mr. John M. Brenna
President
LORAD,
  a division of Trex Medical Corporation
36 Apple Ridge Road
Danbury, CT 06810

Dear John:

      This letter agreement entered into between LORAD, a division of Trex Medical Corporation and United States Surgical Corporation ("USSC") hereby amends the Distributorship Agreement dated as of October 20, 1995 between the parties; as such Distributorship Agreement is amended to date by the letter agreement dated March 19, 1996, the Amendment to Distributorship Agreement dated March 26, 1998, and the Amended Agreement dated July 2, 1998 (the "Agreement").

      The following provisions are hereby made a part of the Agreement and shall supersede any inconsistent provisions thereof to the extent of the inconsistency.

1.    During  July,  August,  September,   October,  November  and
      December *****, **********
      ***********************************************************
      USSC for the purchase of "Tables" (as defined in the Amendment to Distributorship Agreement dated March 26, 1998) will be
      ***********************************************************************
      **************************************.

2.    During July, August  and September *****
      **********************************************************************
      *******************.

3.     In exchange,
      *************************************************************
      *****************************, pursuant to Section 2 of the March 1998
      Amendment to Distributorship Agreement, if LORAD's total gross profit on all Tables sold by it during ********************** is less than $************, USSC shall pay the shortfall in gross profits to LORAD, subject to USSC's right to audit all profit calculations. Said payment shall be payable on or before **************** by USSC to LORAD.

4.    During October, November  and December ****
      *********************************************************************
      ****************************Tables
      that  are  physically  identifiable,   with  serial  numbers;
      provided*********************************within  any  area not included within  the  territory covered by
      *******************************************************************
      ****************************************of
      Tables as of the date of such sale. Notwithstanding the foregoing, LORAD shall have ******************in connection with  the  collection of  receivables  owing ********
      ***********.

5. **********USSC's status as an exclusive distributor is hereby converted to a dual distributorship between USSC and LORAD. Such exclusive distributorship shall not be assignable by either party.

6.   (i)   During ***********************************************************
           ***************,  all orders  ************  for the sale
           of Tables   shall   be
           ******************************************************************;
           thereafter,  ***********************orders  for the sale
           of   Tables *****************************************************
           *********************, thereafter, all orders for the purchase of additional Tables obtained ********************shall be
           **************************************. ********.

      (ii) ***********************************, the foregoing shall continue to apply, except that ************** orders for the purchase of Tables to ***********************************************************.

      (iii)************************** the foregoing shall continue to apply, except that **************orders for the purchase of Tables ************************* ******during the period, and after
           ************* sells *** Tables during such period

      (iv) By April 1, 2000, the parties expect and intend that ***** total ************* Tables shall be ***** or fewer.

7. LORAD shall ******************************************************* or in
accordance with the above, refer to ********* for the purchase of Tables
**************** *********** .

8. The royalty on USSC disposable products, provided for in Section 10 of the Amendment to Distributorship Agreement dated March 26, 1998, shall be unaffected by the above management, and shall survive any cancellation or termination of that arrangement or this agreement.

9. As of and following the date of this letter, USSC shall not have any further liability or obligation to purchase any additional Tables from LORAD.

10. The parties expressly reaffirm their rights and obligations under Section
6.9 of the October 1995 Distributorship Agreement.

11. After January 1, 1999, if either party feels that the intended results of this arrangement are not being achieved, or that an alternative arrangement would be preferable, the parties will meet and negotiate in good faith.

12. All other terms and conditions of the Agreement (as previously amended), not inconsistent herewith, shall continue in full force and effect.

Accepted and Agreed to:

UNITED STATES SURGICAL CORPORATION


By:______/s/Robert Knarr_____________

Title:_____Executive Vice President_____

Date:_____September 8, 1998__________



TREX MEDICAL CORPORATION


By:_______/s/John Brenna_____________

Title:______President_________________

Date:______September 8, 1998_________